Exhibit (h)(19)

The following resolutions were duly adopted by the Board of Trustees of the Registrant and have not been modified or rescinded.

WHEREAS:	Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit total operating expenses (other than the exceptions disclosed in the prospectus for the applicable Fund) to the amounts set forth in the Treasurer’s Report and as presented to and described at this meeting, subject to recapture as described below; now therefore, as to each listed class of each applicable Fund, be it

RESOLVED:	That the Board approves and agrees to this arrangement, subject to the following:

•        That this arrangement will continue for the applicable Fund until the date specified in the Treasurer’s Report, unless modified or terminated prior to that date by agreement of LMPFA and the Board, and that this arrangement may be terminated at any time after such date by LMPFA;

•        That the arrangement may be modified by LMPFA to decrease total annual operating expenses of a class or Fund at any time;

•        (Except for Legg Mason Permal Tactical Allocation Fund) That LMPFA is permitted to recapture amounts waived or reimbursed to the Fund within the fiscal year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual operating expenses have fallen to a level below the limit described above; and

•        That in no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the limit described above or any other limit then in effect; and further

RESOLVED:	That the officers of the Trust be, and the same hereby are, authorized to update the Summary Prospectus, the Prospectus and the Statement of Additional Information, with such amendments or applicable filings to include such other revisions as said officers may deem appropriate; and further

RESOLVED:	That the officers of the Trust be, and each of them hereby is, authorized, empowered and directed to take all actions and to execute all documents necessary to give full effect to the foregoing resolutions in such manner or such forms as the officer or officers shall approve in his, her, or their discretion, in each case as conclusively evidenced by his, her, or their actions or signatures.

The information below is drawn from the Treasurer’s Report referenced in the foregoing resolutions. The amounts stated do not include the following expenses that may be incurred by a fund: interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (except that for the funds marked with an asterisk (*) below, acquired fund fees and expenses are included within those amounts).

LEGG MASON PARTNERS EQUITY TRUST

Name of Fund	Name of Class	Expense Limit (%)	Expense Limit Expiration Date
Legg Mason ClearBridge Aggressive Growth Fund	A	None	—
	B	None	—
	C	None	—
	I	1.00	12/31/12
	IS	0.87 (equal to or less than Class I)	12/31/12
	R	1.55	12/31/12
	R1	2.05	12/31/12
	FI	1.30	12/31/12
Legg Mason Capital Management All Cap Fund	A	None	—
	B	None	—
	C	None	—
	1	1.22 (at least 25 bps lower than Class A)	12/31/12
	I	1.00	12/31/12
	R	1.55	12/31/12
	R1	2.05	12/31/12
	FI	1.30	12/31/12
Legg Mason ClearBridge Appreciation Fund	A	None	—
	B	None	—
	C	None	—
	I	0.90	12/31/12
	IS	0.73 (equal to or less than Class I)	12/31/12
	R	1.45	12/31/12
	R1	1.95	12/31/12

	FI	1.05	12/31/12
Legg Mason ClearBridge Capital Fund	A	None	—
	B	None	—
	C	None	—
	I	0.95	12/31/12
	IS	0.86 (equal to or less than Class I)	12/31/12
	R	1.50	12/31/12
	R1	2.00	12/31/12
	FI	1.25	12/31/12
Legg Mason ClearBridge Equity Income Builder Fund	A	None	—
	B	None	—
	C	None	—
	I	1.10	12/31/12
	IS	0.95 (equal to or less than Class I)	12/31/12
	R	1.60	12/31/12
	R1	2.10	12/31/12
	FI	1.35	12/31/12
Legg Mason ClearBridge Diversified Large Cap Growth Fund	A	1.25	12/31/12
	B	2.00	12/31/12
	C	2.00	12/31/12
	I	1.00	12/31/12
	R	1.50	12/31/12
	R1	2.00	12/31/12
	FI	1.25	12/31/12
Legg Mason ClearBridge Dividend Strategy Fund	A	1.25	12/31/12
B	B	2.00	12/31/12
	C	2.00	12/31/12
	1	1.00 (at least 25 bps lower than Class A)	12/31/12
	I	0.95	12/31/12
	R	1.50	12/31/12
	R1	2.00	12/31/12
	FI	1.25	12/31/12

Legg Mason Esemplia Emerging Markets Equity Fund	A	2.00	12/31/12
	B	2.75	12/31/12
	C	2.75	12/31/12
	I	1.35	12/31/12
	R	2.25	12/31/12
	R1	2.75	12/31/12
	FI	2.00	12/31/12
Legg Mason ClearBridge Equity Fund	A	1.25	12/31/12
	C	2.00	12/31/12
	O	0.95	12/31/12
	I	0.95	12/31/12
	R	1.50	12/31/12
	R1	2.00	12/31/12
	FI	1.25	12/31/12
Legg Mason Investment Counsel Financial Services Fund	A	1.50	12/31/12
	B	2.25	12/31/12
	C	2.25	12/31/12
	I	1.25	12/31/12
	R	1.75	12/31/12
	R1	2.25	12/31/12
	FI	1.50	12/31/12
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	None	—
	B	None	—
	C	None	—
	I	1.00	12/31/12
	IS	1.00 (equal to or less than Class I)	12/31/12
	R	1.55	12/31/12
	R1	2.05	12/31/12
	FI	1.30	12/31/12
Legg Mason Batterymarch Global Equity Fund	A	1.10	12/31/12
	B	1.85	12/31/12
	C	1.85	12/31/12

	1	0.85 (at least 25 bps lower than Class A)	12/31/12
	I	0.85	12/31/12
	R	1.35	12/31/12
	R1	1.85	12/31/12
	FI	1.10	12/31/12
Legg Mason Global Currents International All Cap Opportunity Fund	A	None	—
	B	None	—
	C	None	—
	I	1.15	12/31/12
	IS	1.15 (equal to or less than Class I)	12/31/12
	R	1.70	12/31/12
	R1	2.20	12/31/12
	FI	1.45	12/31/12
Legg Mason Global Currents International Small Cap Opportunity Fund	A	1.45	12/31/12
	C	2.20	12/31/12
	I	1.20	12/31/12
	IS	1.10	12/31/12
	R	1.70	12/31/12
	R1	2.20	12/31/12
	FI	1.45	12/31/12
Legg Mason ClearBridge Large Cap Growth Fund	A	None	—
	B	None	—
	C	None	—
	I	1.05	12/31/12
	IS	0.92 (equal to or less than Class I)	12/31/12
	R	1.60	12/31/12
	R1	2.10	12/31/12
	FI	1.35	12/31/12
Legg Mason ClearBridge Large Cap Value Fund	A	None	—
	B	None	—
	C	1.73	12/31/12
	I	0.71	12/31/12

	IS	0.70 (equal to or less than Class I)	12/31/12
	R	1.45	12/31/12
	R1	1.95	12/31/12
	FI	1.20	12/31/12
Legg Mason ClearBridge Mid Cap Core Fund	A	None	—
	B	None	—
	C	None	—
	1	1.10 (at least 25 bps lower than Class A)	12/31/12
	I	1.05	12/31/12
	IS	1.05 (equal to or less than Class I)	12/31/12
	R	1.60	12/31/12
	R1	2.10	12/31/12
	FI	1.35	12/31/12
Legg Mason ClearBridge Mid Cap Growth Fund	A	1.40	12/31/12
	C	2.15	12/31/12
	I	1.15	12/31/12
	IS	1.05	12/31/12
	R	1.65	12/31/12
	R1	2.15	12/31/12
	FI	1.40	12/31/12
Legg Mason ClearBridge Small Cap Growth Fund	A	None	—
	B	None	—
	C	None	—
	1	1.16 (at least 25 bps lower than Class A)	12/31/12
	I	1.05	12/31/12
	IS	0.90 (equal to or less than Class I)	12/31/12
	R	1.60	12/31/12
	R1	2.10	12/31/12
	FI	1.35	12/31/12
Legg Mason ClearBridge Small Cap Value Fund	A	None	—
	B	None	—

	C	None	—
	I	1.05	12/31/12
	R	1.60	12/31/12
	R1	2.10	12/31/12
	FI	1.35	12/31/12
Legg Mason Investment Counsel Social Awareness Fund	A	None	—
	B	None	—
	C	None	—
	I	1.00	12/31/12
	R	1.50	12/31/12
	R1	2.00	12/31/12
	FI	1.25	12/31/12
Legg Mason Batterymarch S&P 500 Index Fund	A	0.59	12/31/12
	D	0.39	12/31/12
Legg Mason Batterymarch U.S. Large Cap Equity Fund	A	1.05	12/31/12
	C	1.80	12/31/12
	I	0.80	12/31/12
	IS	0.80	12/31/12
	R	1.30	12/31/12
	R1	1.80	12/31/12
	FI	1.05	12/31/12
Legg Mason Lifestyle Allocation 85%	A	0.80	12/31/12
	B	1.55	12/31/12
	C	1.55	12/31/12
	R	1.05	12/31/12
	R1	1.55	12/31/12
	FI	0.80	12/31/12
	I	0.55	12/31/12
Legg Mason Lifestyle Allocation 70%	A	0.80	12/31/12
	B	1.55	12/31/12
	C	1.55	12/31/12
	R	1.05	12/31/12

	R1	1.55	12/31/12
	FI	0.80	12/31/12
	I	0.55	12/31/12
Legg Mason Lifestyle Allocation 50%	A	0.80	12/31/12
	B	1.55	12/31/12
	C	1.55	12/31/12
	R	1.05	12/31/12
	R1	1.55	12/31/12
	FI	0.80	12/31/12
	I	0.55	12/31/12
Legg Mason Lifestyle Allocation 30%	A	0.80	12/31/12
	B	1.55	12/31/12
	C	1.55	12/31/12
	R	1.05	12/31/12
	R1	1.55	12/31/12
	FI	0.80	12/31/12
	I	0.55	12/31/12
Legg Mason Target Retirement 2015*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2020*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2025*	A	0.99	12/31/12
	C	1.74	12/31/12

	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2030*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2035*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2040*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement 2045*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12

Legg Mason Target Retirement 2050*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Target Retirement Fund*	A	0.99	12/31/12
	C	1.74	12/31/12
	I	0.74	12/31/12
	IS	0.70	12/31/12
	R	1.24	12/31/12
	R1	1.74	12/31/12
	FI	0.99	12/31/12
Legg Mason Permal Tactical Allocation Fund*	A	1.75	4/30/12
	C	2.50	4/30/12
	I	1.50	4/30/12
	IS	1.50	4/30/12
	R	2.00	4/30/12
	FI	1.75	4/30/12